UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MOCON, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2006 ANNUAL MEETING

MOCON, INC.
7500 BOONE AVENUE NORTH
MINNEAPOLIS, MINNESOTA 55428

TO THE SHAREHOLDERS OF MOCON, INC.:

You are cordially invited to attend our Annual Meeting of Shareholders to be held on Thursday, May 18, 2006, at 4:00 p.m., CDT, at MOCON’s headquarters which are located at 7500 Boone Avenue North, Minneapolis, Minnesota 55428.

The formal notice of meeting, proxy statement and form of proxy are enclosed.

Whether or not you plan to attend the meeting, please date, sign and return the enclosed proxy in the envelope provided as soon as possible so that your vote will be recorded.

Very truly yours,

Robert L. Demorest
Chairman of the Board,
President and Chief Executive Officer

April 11, 2006

PLEASE SIGN, DATE AND RETURN
THE ENCLOSED PROXY PROMPTLY
TO SAVE US THE EXPENSE
OF ADDITIONAL SOLICITATION.

MOCON, INC.
7500 BOONE AVENUE NORTH
MINNEAPOLIS, MINNESOTA 55428

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 18, 2006

TO THE SHAREHOLDERS OF MOCON, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of MOCON, Inc., a Minnesota corporation, will be held on Thursday, May 18, 2006, at 4:00 p.m., CDT, at MOCON’s headquarters which are located at 7500 Boone Avenue North, Minneapolis, Minnesota 55428, for the following purposes:

1.                To elect eight directors to serve until our next annual meeting of shareholders or until their respective successors are elected and qualified.

2.                To consider a proposal to approve the MOCON, Inc. 2006 Stock Incentive Plan.

3.                To consider a proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

4.                To consider and act upon such other matters as may properly come before the meeting or any adjournment of the meeting.

The close of business on March 20, 2006 has been fixed as the record date for the determination of shareholders who are entitled to vote at the meeting or any adjournments of the meeting.

By Order of the Board of Directors

Darrell B. Lee
Vice President, Chief Financial Officer, Treasurer and Secretary

Dated: April 11, 2006

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. NO ADMISSION TICKET OR OTHER CREDENTIALS WILL BE NECESSARY. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY MARKING, SIGNING, DATING AND MAILING YOUR PROXY IN THE REPLY ENVELOPE PROVIDED.

MOCON, INC.

7500 BOONE AVENUE NORTH

MINNEAPOLIS, MINNESOTA 55428

PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

MAY 18, 2006

The Board of Directors of MOCON, Inc. is soliciting your proxy for use at the 2006 Annual Meeting of Shareholders on Thursday, May 18, 2006. The Notice of Annual Meeting, this proxy statement and the enclosed form of proxy are being mailed to shareholders beginning on or about April 11, 2006.

INFORMATION CONCERNING THE ANNUAL MEETING

Date, Time, Place and Purposes of Meeting

The Annual Meeting of the Shareholders of MOCON, Inc. (MOCON), a Minnesota corporation, will be held on Thursday, May 18, 2006, at 4:00 p.m., CDT, at MOCON’s headquarters which are located at 7500 Boone Avenue North, Minneapolis, Minnesota 55428, or at any adjournment or adjournments of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Who Can Vote

Only holders of our common stock of record at the close of business on March 20, 2006 will be entitled to notice of, and to vote at, the Annual Meeting. On March 20, 2006, there were 5,410,448 shares of our common stock outstanding. Each outstanding share on that date entitles its holder to one vote, in person or by proxy, on each matter to be voted on at the Annual Meeting.

How You Can Vote

Your vote is important. If you are a shareholder whose shares are registered in your name, you may vote your shares in person at the meeting or by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this proxy statement.

You are solicited on behalf of our Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if your returned proxy card is mailed within the United States.

If you return your signed proxy card before the Annual Meeting, the named proxies will vote your shares as you direct. You have three choices on each matter to be voted on.

For the election of directors, you may vote:

•       FOR the eight nominees for director,

•       WITHHOLD your vote from the eight nominees for director or

•       WITHHOLD your vote from one or more of the eight nominees for director.

For each of the other proposals, you may vote:

•       FOR the proposal,

•       AGAINST the proposal or

•       ABSTAIN from voting on the proposal.

If you send in your proxy card, but do not specify how you want to vote your shares, the proxies will vote your shares FOR the eight nominees for director and FOR all of the other proposals set forth in the Notice of Annual Meeting.

How Does the Board Recommend that I Vote

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF ALL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING AND FOR EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

How You May Revoke or Change Your Vote

Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to our Corporate Secretary, by filing a revoking instrument or duly executed proxy bearing a later date with our Corporate Secretary, or by appearing at the Annual Meeting and voting in person.

Quorum Requirement

Our Bylaws provide that the presence at the Annual Meeting, in person or by proxy, of the holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of our common stock entitled to vote at the meeting (1,803,483 shares) is required for a quorum for the transaction of business. In general, shares of our common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum. Shares represented by proxies marked “Abstain” or “Withheld” are counted in determining whether a quorum is present. In addition, a “broker non-vote” is considered in determining whether a quorum is present. A “broker non-vote” is a proxy returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer, and the broker does not have discretionary authority to vote on behalf of such customer on such matter.

Vote Required

Our Articles of Incorporation provide that the election of a nominee for director, the approval of the proposal to adopt the MOCON, Inc. 2006 Stock Incentive Plan, the approval of the proposal to ratify the selection of our independent registered public accounting firm, and any other proposals that may come before the Annual Meeting described in this proxy statement, require the affirmative vote of the holders of a majority of the shares present and entitled to vote in person or by proxy on that matter.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters that include the election of directors (Proposal One) and the ratification of the election of our independent registered public accounting firm (Proposal Three). If you do not direct your broker how to vote on the proposal to approve the MOCON, Inc. 2006 Stock Incentive Plan (Proposal Two), which is not considered a routine matter, your broker may not exercise discretion and may not vote your shares. This is called a “broker non-vote.”  “Broker non-votes” are not considered to be entitled to vote on Proposal Two, and will therefore not be counted in determining the votes cast on that matter, although broker non-votes are considered in determining whether a quorum is present. Abstentions and withheld votes will be counted, and will have the effect of a negative vote.

Proxy Solicitation Costs

We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of our common stock. In addition to solicitation by mail, our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, electronic transmission, and personally. We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of our common stock.

Procedures at the Annual Meeting

The presiding officer at the Annual Meeting will determine how business at the Annual Meeting will be conducted. Only matters brought before the Annual Meeting in accordance with our Bylaws will be considered.

Only a natural person present at the Annual Meeting who is either one of our shareholders or is acting on behalf of one of our shareholders may make a motion or second a motion. A person acting on behalf of a shareholder must present a written statement executed by the shareholder or the duly authorized representative of the shareholder on whose behalf the person purports to act.

ELECTION OF DIRECTORS

PROPOSAL ONE

Number of Directors

Our Bylaws provide that the number of our directors to be elected at each annual meeting of shareholders shall be the number elected by our shareholders at our last annual meeting of shareholders or the number set by resolution of our Board of Directors. Seven directors were elected at our 2005 Annual Meeting of Shareholders; however, our Board, upon recommendation of the Nominating Committee, subsequently approved a resolution setting the number of directors at eight in June 2005. Robert F. Gallagher was elected as a director in June 2005 to fill the vacancy created as a result of our Board’s decision to increase the number of directors to eight. Therefore, the number of directors to be elected at the Annual Meeting will be eight.

Nominees for Director

Our Board, upon recommendation of the Nominating Committee, has nominated the eight individuals identified below to serve as directors until our 2007 annual meeting of shareholders or until their respective successors have been elected and qualified.

Robert L. Demorest	Dean B. Chenoweth
J. Leonard Frame	Robert F. Gallagher
Richard A. Proulx	Tom C. Thomas
Ronald A. Meyer	Daniel W. Mayer

All of the nominees are current members of our Board.

Board Recommendation

Our Board recommends a vote FOR the election of each of the eight nominees identified above. In absence of other instructions, the proxies will be voted FOR the election of each of the eight nominees named above. If, prior to the Annual Meeting, our Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by our Board. Alternatively, the proxies, at our Board’s discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. Our Board has no reason to believe that any of the nominees will be unable to serve.

Information About Nominees

The following information has been furnished to us, as of March 24, 2006, by the persons who have been nominated for election to our Board of Directors.

			Director
Name of Nominee	Age	Principal Occupation	Since
Robert L. Demorest	60	Chairman of the Board, President and Chief Executive Officer of MOCON, Inc.	1995
Dean B. Chenoweth	84	Retired Executive Vice President of Advantek, Inc.	1980
J. Leonard Frame	81	Chairman of Phoenix Solutions Co.	1983
Robert F. Gallagher	51	Chief Financial Officer of Stratasys, Inc.	2005
Richard A. Proulx	72	Independent Consultant	1991
Tom C. Thomas	46	Partner, Pillsbury Winthrop Shaw Pittman LLP	1997
Ronald A. Meyer	55	Vice President of MOCON, Inc.	2000
Daniel W. Mayer	55	Executive Vice President and Chief Technical Officer of MOCON, Inc.	2000

Other Information About Nominees

Robert L. Demorest has been our President, Chief Executive Officer and Chairman of the Board since April 2000. Prior to that time, Mr. Demorest had been our President for more than five years.

Dean B. Chenoweth is retired. Prior to his retirement in 2003, Mr. Chenoweth served as Executive Vice President of Advantek, Inc., a packaging product company, for more than five years.

J. Leonard Frame has served as Chairman of Phoenix Solutions Co., a designer and manufacturer of high temperature heating equipment, for more than five years.

Robert F. Gallagher has served as Chief Financial Officer of Stratasys, Inc., a developer and manufacturer of rapid prototyping systems, since March 2005. Prior to that time, Mr. Gallagher served as Chief Financial Officer of IntriCon Corporation, formerly Selas Corporation of America, a designer, engineer and manufacturer of microminiaturized medical and electronic products, from October 2003 to March 2005, and Chief Financial Officer of Visionics Corporation from October 2000 to October 2003.

Richard A. Proulx has served as an Independent Consultant for more than five years.

Tom C. Thomas has been a partner at Pillsbury Winthrop Shaw Pittman LLP, a law firm, since March 2003. Prior to that time, Mr. Thomas had been a partner at Oppenheimer Wolff & Donnelly LLP, a law firm, for more than five years. Oppenheimer Wolff & Donnelly LLP has provided, and is expected to continue to provide, certain legal services for us.

Ronald A. Meyer has been a Vice President for us for more than five years. From 1995 to April 2000, Mr. Meyer also served as our Chief Financial Officer, Treasurer and Secretary.

Daniel W. Mayer has been our Executive Vice President and Chief Technical Officer for more than five years.

Information about the Board and its Committees

Our business and affairs are managed by our Board. Our Board met five times and took action by written consent two times during 2005. Committees established by our Board consist of the Audit Committee, the Compensation Committee and the Nominating Committee. All of our directors attended 92% or more of the aggregate meetings of our Board and all committees on which they served.

Our Board consists of five independent directors and three members of our senior management team. Each of our directors, except for Messrs. Demorest, Meyer and Mayer, is an “independent director” under the rules of the Nasdaq National Market. Nasdaq’s independence definition includes a series of objective tests. For example, an independent director may not be employed by us and may not engage in certain types of business dealings with our company. In addition, as further required by Nasdaq’s rules, our Board has made a subjective determination as to each independent director that no relationship exists which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and by our company with regard to each director’s business and personal activities as they may relate to our company and our management.

We strongly encourage, but do not require, all of our directors to attend our annual meeting of shareholders. At our 2005 annual meeting of shareholders, six of our then seven directors were present.

Audit Committee

The primary function of the Audit Committee is to provide assistance to our Board in fulfilling its oversight responsibility relating to our consolidated financial statements and the financial reporting process, the systems of internal accounting, financial and disclosure controls, the annual independent audit of our consolidated financial statements and the legal compliance and ethics programs as established by management and our Board. The Audit Committee has sole authority to appoint, retain, oversee and compensate the work of our independent registered public accounting firm and must pre-approve all audit services and permissible non-audit services to be performed for us by our independent registered public accounting firm, subject to de minimis exceptions under federal securities laws. The Audit Committee operates under a written charter adopted by our Board. A printed copy of such charter is available to any shareholder upon request to our Corporate Secretary at MOCON, Inc., 7500 Boone Avenue North, Minneapolis, Minnesota 55428 or by telephone at (763) 493-6370, or a copy of the charter was attached as Appendix A to MOCON’s definitive proxy statement for the year ended December 31, 2004.

The members of the Audit Committee from January 1, 2005 to June 8, 2005 were Messrs. Proulx, Chenoweth and Frame, from June 9, 2005 through August 11, 2005 were Messrs. Proulx, Chenoweth, Frame and Gallagher, and from August 12, 2005 through December 31, 2005 were Messrs. Proulx, Chenoweth and Gallagher. Messrs. Proulx, Chenoweth and Gallagher continue to serve on the Audit Committee. Mr. Proulx is the chair of the Audit Committee. The Audit Committee met five times and took action by written consent once during 2005.

Each member of the Audit Committee qualifies as “independent” for purposes of membership on the Audit Committee pursuant to the listing rules of the Nasdaq National Market and the rules and regulations of the Securities and Exchange Commission and is “financially literate” as required by the Nasdaq National Market.  In addition, our Board has determined that Mr. Proulx qualifies as an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission and meets the qualifications of “financial sophistication” under the rules of the Nasdaq National Market as a result of his experience as a certified public accountant for over 35 years. Other members of the Audit Committee who have served as chief executive officers or chief financial officers of public companies or have similar experience or understanding with respect to certain accounting and auditing matters may also be considered audit committee financial experts. Shareholders should understand that these designations related to our Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of our Board.

Nominating Committee

The primary function of the Nominating Committee is to assist our Board by identifying individuals qualified to become members of our Board and recommending director nominees for each annual meeting of shareholders and to fill any vacancies that may occur between meetings of the shareholders. The Nominating Committee operates under a written charter adopted by our Board. A printed copy of such charter is available to any shareholder upon request to our Corporate Secretary at MOCON, Inc., 7500 Boone Avenue North, Minneapolis, Minnesota 55428 or by telephone at (763) 493-6370, or a copy of the charter was attached as Appendix B to MOCON’s definitive proxy statement for the year ended December 31, 2004.

The members of the Nominating Committee in 2005 were Messrs. Chenoweth and Thomas, who both continue to serve on the Nominating Committee. Mr. Thomas is the chair of the Nominating Committee. Each of Messrs. Chenoweth and Thomas is considered “independent” under the rules of the Nasdaq National Market. The Nominating Committee met three times during 2005.

In selecting nominees for our Board, the Nominating Committee first determines whether the incumbent directors whose terms expire at the meeting are qualified to serve, and wish to continue to serve, on our Board. The Nominating Committee believes that MOCON and its shareholders benefit from the continued service of qualified incumbent directors because those directors have familiarity with and insight into MOCON’s affairs that they have accumulated during their tenure with the company. Appropriate continuity of Board membership also contributes to our Board’s ability to work as a collective body. Accordingly, it is the practice of the Nominating Committee, in general, to re-nominate an incumbent director whose term expires at the upcoming annual meeting of shareholders if the director wishes to continue his or her service with our Board, the director continues to satisfy the Nominating Committee’s criteria for membership on our Board, the Nominating Committee believes the director continues to make important contributions to our Board, and there are no special, countervailing considerations against re-nomination of the director.

In identifying and evaluating new candidates for election to our Board, the Nominating Committee will solicit recommendations for nominees from persons whom the Nominating Committee believes are likely to be familiar with qualified candidates having the qualifications, skills and characteristics required for Board nominees from time to time. Such persons may include members of our Board and senior management of MOCON. In addition, the Nominating Committee may engage a search firm to assist it in identifying qualified candidates. The Nominating Committee will review and evaluate each candidate whom it believes merits serious consideration, taking into account available information concerning the candidate, any qualifications or criteria for Board membership established by the Nominating Committee, the existing composition of our Board, and other factors that it deems relevant. In conducting its review and evaluation, the Nominating Committee may solicit the views of MOCON’s management, other Board members, and any other individuals it believes may have insight into a candidate. The Nominating Committee may designate one or more of its members and/or other Board members to interview any proposed candidate.

The Nominating Committee will consider recommendations for the nomination of directors submitted by MOCON shareholders. For more information, see the information set forth under the heading “Shareholder Proposals for 2007 Annual Meeting.”  The Nominating Committee will evaluate candidates recommended by shareholders in the same manner as those recommended as stated above, except that the Nominating Committee may consider, as one of the factors in its evaluation of shareholder recommended nominees, the size and duration of the interest of the recommending shareholder or shareholder group in the equity of MOCON.

There are no formal requirements or minimum qualifications that a candidate must meet in order for the Nominating Committee to recommend the candidate to our Board. The Nominating Committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of MOCON and our Board. However, in evaluating candidates, there are a number of criteria that the Nominating Committee generally views as relevant and is likely to consider. Some of these factors include whether the candidate is an “independent director” under the rules and regulations of the Nasdaq Stock Market and meets any other applicable independence tests under the federal securities laws and rules and regulations of the Securities and Exchange Commission; whether the candidate is “financially sophisticated” and otherwise meets the requirements for serving as a member of an audit committee under the rules and regulations of the Nasdaq Stock Market; whether the candidate is an “audit committee financial expert” under the federal securities laws and the rules and regulations of the Securities and Exchange Commission; the needs of MOCON with respect to the particular talents and experience of its directors; the personal and professional integrity and reputation of the candidate; the candidate’s level of education and business experience; the candidate’s broad-based business acumen; the candidate’s level of understanding of MOCON’s business and its industry; the fit of the candidate’s skills and personality with those of other directors and potential directors in building a board that is effective and responsive to the needs of MOCON; whether the candidate possesses strategic thinking and a willingness to share ideas; the candidate’s diversity of experiences, expertise and background; the candidate’s ability to represent the interests of all shareholders and not a particular interest group; and the candidate’s willingness to devote adequate time to work for our Board and its committees.

Compensation Committee

The primary function of the Compensation Committee is to provide assistance to our Board in fulfilling its oversight responsibility relating to compensation of MOCON’s Chief Executive Officer and other executive officers, administer MOCON’s equity compensation plans and review, assess and approve overall strategies for attracting, developing, retaining and motivating MOCON’s management and employees. The Compensation Committee, which operates under a written charter, determines the annual salaries, incentive compensation, long-term compensation and any other compensation applicable to MOCON’s Chief Executive Officer and other executive officers. A printed copy of such charter is available to any shareholder upon request to our Corporate Secretary at MOCON, Inc., 7500 Boone Avenue North, Minneapolis, Minnesota 55428 or by telephone at (763) 493-6370.

The members of the Compensation Committee in 2005 were Messrs. Frame and Thomas. Messrs. Frame and Thomas continue to serve on the Compensation Committee. Mr. Frame is the chair of the Compensation Committee. Each of Messrs. Frame and Thomas is considered “independent” under the rules of the Nasdaq National Market. The Compensation Committee met four times during 2005.

Audit Committee Report

Membership and Role of the Audit Committee

The Audit Committee consists of Messrs. Proulx, Chenoweth and Gallagher. The primary purpose of the Audit Committee is to provide assistance to our Board in fulfilling its oversight responsibility relating to our consolidated financial statements and the financial reporting process, the systems of internal accounting, financial and disclosure controls, the annual independent audit of the Company’s consolidated financial statements and the legal compliance and ethics programs as established by management and our Board. The Audit Committee has sole authority to appoint, retain, oversee and compensate the work of our independent registered public accounting firm and must pre-approve all audit services and permissible non-audit services to be performed for us by our independent registered public accounting firm, subject to de minimis exceptions under federal securities laws. In performing its responsibilities, the Audit Committee:

•  monitors the integrity of our financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

•  monitors the independence and performance of our independent registered public accounting firm; and

•  provides an avenue of communication among our independent registered public accounting firm, management, and Board of Directors.

Management is responsible for our internal controls and financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards, and issuing a report on our consolidated financial statements. The Audit Committee monitors and oversees these processes.

Review of Our Audited Consolidated Financial Statements for the Fiscal Year ended December 31, 2005

The Audit Committee has reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2005 with members of our management team. The Audit Committee has discussed with KPMG LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of KPMG LLP with them. The Audit Committee believes that the performance by KPMG LLP of services other than auditing and review of our quarterly financial statements is compatible with the maintenance by KPMG LLP of its independence from us.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to our Board of Directors that our audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Audit Committee
Richard A. Proulx, Chairman
Dean B. Chenoweth
Robert F. Gallagher

The foregoing Audit Committee Report, the Compensation Committee Report beginning on page 17 and the Performance Graph on page 22 shall not be deemed to be “soliciting material” or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of that act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, neither of the reports nor the Performance Graph shall be incorporated by reference into any such filings.

Director Compensation

Retainer and Meeting Fees.   During 2005, each of our non-employee directors (Messrs. Chenoweth, Frame, Gallagher, Proulx and Thomas) received a retainer fee of $600 per month without regard to the number of Board or committee meetings held or attended by such director, along with an additional $400 for each Board meeting or committee meeting attended in person and $200 for each Board meeting or committee meeting attended via telephone. In addition, the Chairman of the Audit Committee received a fee of $100 per month. All of our non-employee directors are reimbursed for actual expenses incurred in attending Board and committee meetings.

Stock Options.   On December 28, 2005, each of our non-employee directors received an option to purchase 3,500 shares of our common stock at an exercise price of $8.905 per share, which was the average of the high and low sale prices of a share of our common stock on that date. Each option becomes exercisable in full on December 28, 2006 and remains exercisable until December 27, 2015 in accordance with the provisions of the MOCON, Inc. 1998 Stock Option Plan.

Director Retirement Plan.   Pursuant to the MOCON, Inc. Director Retirement Plan, a non-employee director who has served on our Board for at least five years will, upon retirement, receive an amount equal to the annual retainer fee such director would have been entitled to receive during the fiscal year in which such director’s retirement occurs. This payment, however, will not be made to a director who, following his or her retirement, continues to serve as a consultant to us. Any amount payable under this retirement plan will be paid as determined by our Board in its sole discretion following such director’s retirement. As of December 31, 2005, all of our current non-employee directors, with the exception of Mr. Gallagher, were eligible to receive payments pursuant to this retirement plan upon their retirement from our Board.

Other Arrangements.   Our inside directors—Mr. Demorest, Mr. Mayer and Mr. Meyer—were compensated during fiscal 2005 for their services as executive officers of MOCON. For information relating to compensation earned by Mr. Demorest and Mr. Mayer, see “Executive Compensation and Other Benefits.” Mr. Meyer earned $30,953 in salary and $10,642 in bonus during 2005 and also received $578 in contributions that we made under the MOCON, Inc. Savings and Retirement Plan. On December 28, 2005, Mr. Meyer was granted an option to purchase 3,500 shares of our common stock at an exercise price of $8.905 per share, which was the average of the high and low sale prices of a share of our common stock on that date. This option was immediately exercisable in full and will remain exercisable until December 27, 2015 in accordance with the provisions of the MOCON, Inc. 1998 Stock Option Plan. Mr. Meyer did not exercise any stock options during 2005.

PRINCIPAL SHAREHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 24, 2006 unless otherwise noted by (a) each shareholder who is known to us to own beneficially more than five percent of the outstanding shares of our common stock, (b) each director and each executive officer named in the Summary Compensation Table and (c) all of our executive officers and directors as a group. Shares are deemed to be “beneficially owned” by a person or entity if such person or entity, directly or indirectly, has sole or shared power to vote or to direct the voting of such shares or sole or shared power to dispose or direct the disposition of such shares. Except as otherwise indicated, we believe that each of the beneficial owners of our common stock listed below, based on information provided by such person, has sole dispositive and voting power with respect to such person’s shares, subject to community property laws where applicable. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group. The ownership percentages are based on 5,410,448 shares outstanding as of March 24, 2006.

	Shares of Common Stock
	Beneficially Owned
Name	Amount(1)		Percent of Class
FMR Corp.	331,401	(2)	6.1%
Robert L. Demorest	313,625	(3)	5.6%
Dean B. Chenoweth	57,923		1.1%
J. Leonard Frame	23,148	(4)	*
Robert F. Gallagher	0		*
Daniel W. Mayer	150,658		2.7%
Ronald A. Meyer	139,641	(5)	2.6%
Richard A. Proulx	25,625		*
Tom C. Thomas	16,000		*
Dane D. Anderson	59,126		1.1%
Douglas J. Lindemann	52,500	(6)	1.0%
All current directors and executive officers as a group (10 persons)	782,120	(7)	13.4%

*                    Less than one percent.

(1)          Includes the following number of shares issuable upon exercise of stock options exercisable within 60 days: Mr. Demorest: 173,500 shares; Mr. Chenoweth: 15,000 shares; Mr. Frame: 15,000 shares; Mr. Mayer: 81,500 shares; Mr. Meyer: 50,500 shares; Mr. Proulx: 15,000 shares; Mr. Thomas: 15,000 shares; Mr. Anderson: 58,625 shares; Mr. Lindemann: 51,000 shares; and all current directors and executive officers as a group: 419,500 shares.

(2)          These shares are deemed to be beneficially owned by FMR Corp., Edward C. Johnson, 3d, Abigail P. Johnson, Fidelity Management & Research Company, and Fidelity Low Priced Stock Fund, which each have sole investment power over the shares. Fidelity Low Priced Stock Fund has sole voting power over the shares. This information is based upon the Schedule 13G/A filed on February 14, 2005 by FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, Fidelity Management & Research

Company, and Fidelity Low Price Stock Fund as a group. The address of each of these reporting persons is 82 Devonshire Street, Boston, MA 02109.

(3)          Includes 118,675 shares owned beneficially by Mr. Demorest and his wife jointly as to which he shares voting and investment power. Mr. Demorest’s address is 7500 Boone Avenue North, Minneapolis, MN 55428.

(4)          Includes 8,148 shares owned beneficially by Mr. Frame and his wife jointly as to which he shares voting and investment power.

(5)          Includes 89,141 shares owned beneficially by certain trusts as to which Mr. Meyer shares voting and investment power.

(6)          Includes 1,500 shares owned beneficially by a trust as to which Mr. Lindemann shares voting and investment power.

(7)          Includes an aggregate of 217,464 shares as to which voting and investment power are shared or may be deemed to be shared by certain directors and executive officers and 419,500 shares issuable upon exercise of options exercisable as of March 24, 2006 or within 60 days thereafter, held by these individuals.

EXECUTIVE COMPENSATION AND OTHER BENEFITS

Summary of Cash and Other Compensation

The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by our Chief Executive Officer and our executive officers as of December 31, 2005 whose salary and bonus exceeded $100,000 in the last fiscal year. These individuals are sometimes referred to as the “named executive officers” in this proxy statement.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation
					Securities	All Other
Name and		Annual Compensation			Underlying	Compensation
Principal Position	Year	Salary(1)	Bonus(2)	Other(3)	Options	(4)
Robert L. Demorest	2005	$231,919	$146,339	$2,756	10,000	$3,157
Chairman of the Board,	2004	216,300	133,333	4,065	10,000	18,529
President and Chief	2003	212,693	122,345	2,789	25,000	3,506
Executive Officer
Dane D. Anderson(5)	2005	153,302	58,618	9,650	5,000	2,359
Former Vice President,	2004	147,678	48,628	9,840	5,000	14,434
Chief Financial Officer,	2003	146,028	49,412	8,956	12,000	2,394
Treasurer and Secretary
Douglas J. Lindemann	2005	141,720	46,699	9,532	5,000	1,863
Vice President and	2004	136,269	48,165	8,860	5,000	16,453
General Manager	2003	132,300	32,484	8,174	10,000	1,513
Daniel W. Mayer	2005	173,156	76,256	10,296	5,000	3,154
Executive Vice President	2004	171,619	57,039	10,170	5,000	18,078
and Chief Technical Officer	2003	173,150	57,959	9,562	12,000	3,178

(1)          Includes the following amounts as compensation for forfeited vacation for the following individuals:  Mr. Demorest—$4,804 (2005) and $2,693 (2003); Mr. Anderson—$5,678 (2005), $5,732 (2004) and $8,216 (2003); and Mr. Mayer—$5,123 (2004) and $11,503 (2003).

(2)          Cash bonuses for services rendered have been included as compensation for the year earned, even though such bonuses were in most cases actually paid in the following year. Except as otherwise provided herein, all bonuses were payable pursuant to the MOCON, Inc. Incentive Pay Plan. Under our Incentive Pay Plan, participants are eligible to earn annual bonuses if we achieve certain established annual profit goals. The 2005 bonus amounts for Mr. Lindemann and Mr. Mayer also include a special performance related bonus paid in the form of an all expense paid vacation for two, up to a maximum of $7,500. Mr. Demorest’s bonus amount for 2004 includes a special performance related bonus paid in the form of an all expense paid vacation for two, up to a maximum amount of $13,000. These bonus arrangements are described in more detail under the heading “Compensation Committee Report on Executive Compensation.”

(3)          “Other Annual Compensation” represents the personal portion of automobile usage.

(4)          “All Other Compensation” includes for all years presented contributions that we made under the MOCON, Inc. Savings and Retirement Plan, and for 2004, the fair market value of transferred automobiles ($15,450, $11,440, $13,875 and $15,000 for Mr. Demorest, Mr. Anderson, Mr. Lindemann and Mr. Mayer, respectively). Under our Savings and Retirement Plan, participants may voluntarily request that we reduce his or her pre-tax compensation by up to 75% (subject to certain special limitations) and contribute such amounts to a trust. We contributed an amount equal to 25% of the first 6% of the amount that each participant contributed under this plan.

(5)          Effective January 23, 2006, Mr. Anderson resigned as Vice President, Chief Financial Officer, Treasurer and Secretary.

Option Grants in Last Fiscal Year

The following table summarizes option grants to each of our executive officers named in the “Summary Compensation Table” during 2005 and the potential realizable value of such options.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
	Number of Securities Underlying Options	Percent of Total Options Granted to Employees	Exercise or Base Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(2)
Name	Granted(1)	in Fiscal Year	(per Share)	Date	5%	10%
Robert L. Demorest	10,000	11%	$8.905	12/27/15	$56,102	$141,590
Dane D. Anderson	5,000	6%	8.905	12/27/15	28,051	70,795
Douglas J. Lindemann	5,000	6%	8.905	12/27/15	28,051	70,795
Daniel W. Mayer	5,000	6%	8.905	12/27/15	28,051	70,795

(1)          All the options granted to the executives named in this table were granted under the MOCON, Inc. 1998 Stock Option Plan and were fully vested or exercisable on the date of grant, December 28, 2005.

(2)   These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent upon the future performance of our common stock, overall market conditions and the executive’s continued employment with us. The amounts represented in this table might not necessarily be realized.

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table summarizes the option exercises and the number of stock options held by each of our executive officers named in the “Summary Compensation Table” as of December 31, 2005 and the value of any unexercised in-the-money stock options held by them as of such date.

AGGREGATED OPTION EXERCISES IN
LAST FISCAL YEAR AND FY-END OPTION VALUES

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the- Money Options at Fiscal Year End(3)
Name	Exercise(1)	Realized(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert L. Demorest	0	$0	173,500	0	$345,234	$0
Dane D. Anderson	14,000	54,014	58,625	0	86,339	0
Douglas J. Lindemann	4,000	16,804	51,000	0	81,450	0
Daniel W. Mayer	7,500	20,875	81,500	0	162,414	0

(1)          The exercise price of options granted under the MOCON, Inc. 1992 Stock Option Plan or MOCON, Inc. 1998 Stock Option Plan may be paid in cash, shares of our common stock valued at fair market value on the date of exercise, or by providing irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to us, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(2)          The “Value Realized” is calculated as the excess of the market value of our common stock on the date of exercise, over the exercise price.

(3)          The value is based on the excess of the fair market value of one share of our common stock on December 31, 2005 ($9.075), calculated as the average of the high and low sales prices as quoted on the Nasdaq National Market System, over the per share exercise price of the options. The exercise price of outstanding options range from $5.156 to $11.625 per share. Options are in-the-money if the market price of the shares exceeds the option exercise price.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes outstanding options under our equity compensation plans as of December 31, 2005. Our only equity compensation plans as of December 31, 2005 were the MOCON, Inc. 1992 Stock Option Plan and the MOCON, Inc. 1998 Stock Option Plan. The MOCON, Inc. 1992 Stock Option Plan has terminated with respect to future grants. Subsequent to December 31, 2005, our Board of Directors approved, subject to the approval of our shareholders, the MOCON, Inc. 2006 Stock Incentive Plan. See “Approval of the MOCON, Inc. 2006 Stock Incentive Plan (Proposal Two).” If our shareholders approve the MOCON, Inc. 2006 Stock Incentive Plan, no future options will be granted under the MOCON, Inc. 1998 Stock Option Plan. Options and other stock incentive awards to be granted in the future under the MOCON, Inc. 2006 Stock Incentive Plan are within the discretion of our Board of Directors and the Compensation Committee of our Board of Directors and therefore cannot be ascertained at this time.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	850,449	$7.70	75,193
Equity compensation plans not approved by security holders	0	N/A	0
Total	850,449	$7.70	75,193

Compensation Committee Report on Executive Compensation

The Compensation Committee provides assistance to our Board in fulfilling its oversight responsibility relating to compensation of MOCON’s Chief Executive Officer and other executive officers, administers MOCON’s equity compensation plans and reviews, assesses and approves overall strategies for attracting, developing, retaining and motivating MOCON’s management and employees. The Compensation Committee determines the annual salaries, incentive compensation, long-term compensation and any other compensation applicable to MOCON’s Chief Executive Officer and other executive officers. The Compensation Committee operates under a formal written charter that reflects these various responsibilities.

The Compensation Committee’s membership is determined by our Board, upon recommendation of the Nominating Committee, and is composed entirely of independent directors, within the meaning of the rules of the Nasdaq National Market. The members of our Compensation Committee in 2005 were Messrs. Frame and Thomas, who both continue to serve on the Compensation Committee. Mr. Frame is the chair of the Compensation Committee.

The Compensation Committee generally meets on several occasions during the year and also considers and takes action by written consent. The Compensation Committee reports on Committee actions and recommendations at Board meetings. The Compensation Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Compensation Philosophy and Objectives.   Our executive compensation philosophy is to link executive compensation directly to MOCON’s earnings performance and therefore to increases in shareholder value. The objectives of our executive compensation program are to:

•       Reward the achievement of our desired earnings and individual performance goals;

•       Provide compensation that is competitive with other companies of comparable size and performance so that we can attract and retain key executives; and

•       Link compensation to the performance of our common stock so that the interests of our executives are linked with those of our shareholders.

Our executive compensation program provides a level of compensation that is competitive for companies of comparable profitability, complexity and size. In determining compensation levels, the Compensation Committee reviews competitive compensation data, including compensation data from one of the companies included in our Stock Performance Graph peer group. The Compensation Committee ultimately determines the proper level of compensation, which may be greater or less than competitive levels in the competitive compensation data, based upon factors, such as our annual and long-term performance as well as the individual performance of the executive.

Executive Compensation Program Components.   The key elements of our executive compensation program are base salary, annual incentive compensation in the form of cash and other bonuses, and long-term incentive compensation in the form of stock options. The Compensation Committee uses its discretion to establish executive compensation at levels that, in its judgment, are warranted by external and internal factors, as well as an executive’s individual circumstances. As a result, actual compensation levels may be greater or less than the compensation levels at the companies used in the comparative analysis based upon our annual and long-term performance as well as the performance of each individual executive. The particular elements of the compensation program are discussed more fully below.

Base Salary.   The Compensation Committee reviews on an annual basis and determines the base salaries of our Chief Executive Officer and other executive officers. In each case, the Compensation Committee takes into account the executive’s level of responsibility, prior experience, base salary for the prior year, competitive market data, the skills and experiences required by the position, length of service with our company (or predecessors) and past individual performance. Mr. Demorest’s current annual salary is $238,471, which is five percent more than the $227,115 salary paid to Mr. Demorest in 2005. Mr. Demorest’s 2005 base salary was five percent more than his $216,300 salary for 2004. The fiscal 2006 base salaries for MOCON’s other named executive officers (Messrs. Mayer, Anderson and Lindemann)

represent an increase of four percent over such individuals’ base salaries for 2005 for Messrs. Mayer and Anderson, and approximately eight percent for Mr. Lindemann, and their fiscal 2005 base salaries represented an increase of four percent over such individuals’ 2004 base salaries. Mr. Anderson resigned as an executive officer of MOCON effective as of January 23, 2006. Darrell B. Lee was elected to replace Mr. Anderson as Vice President, Chief Financial Officer, Treasurer and Secretary effective as of January 23, 2006. The current annual salary of Mr. Lee is $133,000.

Annual Incentive Compensation.   In addition to base compensation, MOCON provides its executive officers and other employees a direct financial incentive to achieve MOCON’s annual profit goals through the MOCON, Inc. Incentive Pay Plan. In addition, the Compensation Committee has recently established special performance related bonus arrangements for MOCON’s executive officers to further motivate them to cause MOCON to achieve other company-related performance goals.

Under the Incentive Pay Plan, annual goals are measured by MOCON’s annual net income before income taxes and incentives for Mr. Demorest, Mr. Lee, Mr. Mayer and Mr. Meyer, who have overall corporate responsibilities, and by MOCON’s semi-annual operating profit before incentives, and by semi-annual bookings, by business units for Mr. Lindemann, who is in charge of several of MOCON’s business units. The Incentive Pay Plan contemplates that each year the Compensation Committee will establish goal amounts for MOCON’s executive officers and will determine the percentage of salary at goal for MOCON’s executive officers. At the end of each calendar year, the Compensation Committee establishes these goal amounts and determines these percentages for the following year. Although the goal amounts are confidential, the 2005 percentages of salary at goal ranged from thirty percent to sixty-five percent of 2005 base salary earned, at goal, with the actual incentive paid based on the percentage of goal achieved, up to a maximum of one hundred fifty percent. The 2006 percentages of salary at goal, which were set by the Compensation Committee in December 2005, range from thirty-five percent to sixty-five percent of 2006 base salary earned, at goal, with the actual incentive paid based on the percentage of goal achieved, up to a maximum of one hundred fifty percent. The base bonus amount for Mr. Demorest was set at 65% of his base salary for 2005 and is currently set at 65% of his base salary for 2006. The base bonus amounts for our other executive officers ranged from 30% to 40% of their base salary for 2005 and range from 35% to 40% of their base salary for 2006. Bonuses are paid if we achieve our profit goals, which are generally set by the Compensation Committee at the end of the prior year. To the extent that our profits are less than or greater than established goals, the actual bonus amounts paid to our employees who participate in the Incentive Pay Plan is proportionally reduced or increased but may not exceed 150% of the base bonus amount. The dollar bonus amount received by each of Mr. Demorest, Mr. Anderson, Mr. Lindemann, Mr. Mayer, and Mr. Meyer for 2005 under the Incentive Pay Plan was $146,339, $58,618, $46,699, $76,256, and $10,642, respectively.

In addition to the bonuses under the Incentive Pay Plan, on December 23, 2004, the Compensation Committee established individual special performance related bonus arrangements for Messrs. Demorest, Mayer, Anderson and Lindemann to further motivate these individuals to cause MOCON to attain certain company-related performance goals during 2005 in addition to the profitability performance-related goals covered under the Incentive Pay Plan. While the specific performance goals remain confidential, bonuses were paid to Messrs. Lindemann and Mayer, in the form of an extra week of paid vacation and an all-expense paid trip for two, up to a maximum amount of $7,500.

On December 28, 2005, the Compensation Committee established individual special performance related bonus arrangements for Messrs. Demorest, Mayer, Anderson and Lindemann to further motivate these individuals to cause MOCON to attain certain company-related performance goals in 2006. While the specific performance goals remain confidential, the bonuses if paid will be in the form of an extra week of paid vacation and an all-expense paid trip for two, up to maximum amounts ranging from $10,000 to $13,000. On January 12, 2006, the Compensation Committee established a similar individual special performance related bonus arrangement for Mr. Lee.

Long-Term Incentive Compensation.   Long-term incentive compensation is generally realized through the grant of stock options. We generally grant stock options each year to our executive officers and other employees to enable them to participate in a meaningful way in our success and to link their interests directly with those of our shareholders. Since the exercise price of our stock options is always equal to the fair market value of our common stock on the date of grant, stock options require appreciation in our common stock price in order for the executives and other employees to realize any benefit, thus directly aligning employee and shareholder interests.

Our stock option programs are broad-based and in 2005, more than 85% of our employees received stock option grants. Approximately 68% of the options covered by those grants went to employees other than our executive officers.

MOCON has only one stock option plan under which it currently grants stock options—the MOCON, Inc. 1998 Stock Option Plan, which was approved by MOCON’s shareholders in May 1998, and amended by MOCON’s shareholders in May 2002. Options granted under the 1998 Stock Option Plan generally vest or become exercisable in 25% annual installments over a four-year period or are granted immediately exercisable. We have in the past generally granted incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 to the extent we have been able to do so.

The number of stock options granted to an individual employee is generally based upon a number of factors, including base salary level, the number of options previously granted to the employee, our financial performance and the performance of the individual during the year. Based upon these factors, on December 28, 2005, our Board, upon recommendation of the Compensation Committee, granted Mr. Demorest an incentive stock option to purchase 10,000 shares of our common stock, each of Messrs. Mayer, Anderson and Lindemann an incentive stock option to purchase 5,000 shares and Mr. Meyer an incentive stock option to purchase 3,500 shares, under our 1998 Stock Option Plan. The exercise price of each of these options is $8.905 per share, which represents the average of the high and low sale prices of a share of our common stock on that date. These options were immediately exercisable in full. On January 12, 2006, our Board, upon recommendation of the Compensation Committee, granted Mr. Lee an incentive stock option to purchase 3,000 shares of our common stock, under our 1998 Stock Option Plan, effective as of January 23, 2006. The exercise price of this option is $8.90 per share, which represents the average of the high and low sale prices of a share of our common stock on that date. This option was immediately exercisable in full.

Other Compensation Arrangements.   All of our employees, including our executive officers, are employed at will and do not have employment agreements. We have, however, entered into written severance agreements with three of our full-time executive officers, which provide for certain cash and other benefits upon the termination of the executive officer’s employment with MOCON under certain circumstances, as described in more detail elsewhere in this proxy statement. We also offer our full-time executive officers the use of a company automobile and maintain the MOCON, Inc. Savings and Retirement Plan. Under our Savings and Retirement Plan, all eligible participants, including our executive officers, may voluntarily request that we reduce his or her pre-tax compensation by up to 75% (subject to certain special limitations) and contribute such amounts to a trust. We contributed an amount equal to 25% of the first 6% of the amount that each participant contributed under this plan. Our health care and other insurance programs are the same for all eligible employees, including our executive officers. We do not provide our executive officers with any other compensation arrangements or personal benefits other than those described in this proxy statement.

Section 162(m).   Section 162(m) of the Internal Revenue Code of 1986 places a limit of $1,000,000 on the amount of compensation that MOCON may deduct in any one year with respect to its chief executive officer and each of the four other most highly compensated executive officers. Certain performance-based compensation approved by shareholders is not subject to the deduction limit. MOCON’s shareholder-approved 1998 Stock Option Plan is qualified so that awards under such plans constitute performance-based compensation not subject to Section 162(m) of the Code. We do not believe that we will pay “compensation” within the meaning of Section 162(m) to such executive officers in excess of $1,000,000 in the foreseeable future. Therefore, we do not have a policy at this time regarding qualifying compensation paid to our executive officers for deductibility under Section 162(m), but will consider adopting such a policy if compensation levels ever approach $1,000,000.

Compensation Committee
J. Leonard Frame
Tom C. Thomas

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee in 2005 were Messrs. Frame and Thomas. Messrs. Frame and Thomas continue to serve on the Compensation Committee. None of the individuals who served on the Compensation Committee during 2005 or currently serve on the Compensation Committee is or has been an officer or employee of MOCON or any of its subsidiaries or has had any relationship requiring disclosure by MOCON under Item 404 of SEC Regulation S-K. Although Mr. Demorest is not a member of the Compensation Committee, he periodically attends the meetings for the purpose of providing continuity and detailed information about employees and compensation plans. Mr. Demorest does not participate in any option grant or incentive award decision or any decision of the Compensation Committee that might affect him personally. During 2005, no MOCON executive officer served on the compensation committee (or equivalent), or our Board of Directors, of another entity whose executive officer(s) served on MOCON’s Compensation Committee or Board.

Stock Performance Graph

The following line-graph provides a five-year comparison of the cumulative returns for an investment in MOCON common stock, the S&P 500 Index and an index comprised of our peer companies. Our peer group consists of companies that operate in similar industries and with similar market capitalization. The total cumulative return (change in the year-end stock price plus reinvested dividends) is based on the investment of $100 made on December 31, 2000 in each of our common stock, the S&P 500 Index and an index comprised of our peer group. Total cumulative return for each company in our peer group is weighted according to market capitalization at the beginning of each year. The following companies that were originally included in our peer group were purchased between 1999 and 2003 and are therefore no longer included when calculating the return of the index comprised of our peer group: BEI Medical Systems Company, Inc., CEM Corp., Media Logic Inc., Moore Products Co., TSI, Inc.-MN, Daniel Industries, Instron Corp., and Unit Instruments, Inc.

FIVE-YEAR COMPARISON

Year	MOCON Plot Points	S&P 500 Plot Points	Peer Group* Plot Points
2000	100.00	100.00	100.00
2001	153.19	88.11	39.70
2002	115.63	68.64	26.92
2003	135.96	88.33	38.44
2004	163.66	97.94	53.63
2005	166.82	102.75	52.76

*                    Hurco Companies, Inc., Input/Output Inc., Integral Vision, Inc., K-Tron International, Inc., MTS Systems Corp., Newport Corp.

Employment and Severance Agreements

All of our employees, including our executive officers, are employed at will and do not have employment agreements. We have, however, entered into a written Executive Severance Agreement with Messrs. Demorest, Lindemann and Mayer. These agreements require us to make a severance payment to an executive officer if his employment with us is terminated under certain circumstances. If we terminate an executive officer’s employment for any reason other than for “cause” (as defined in the severance agreement) and the executive officer signs a general release of all claims against the company, then the executive officer will be entitled to a lump sum cash payment equal to his annual base salary. If we terminate an executive officer’s employment for any reason other than for “cause” (as defined in the severance agreement) at any time within 24 months after us experiencing a change in control, or prior to and in connection with a change in control or if the executive officer terminates his employment for “good reason” (as defined in the severance agreement) at any time within 24 months after us experiencing a change in control, then the executive officer may be entitled to a lump sum cash payment equal to two times his annual base salary. The receipt of this payment is also conditioned upon the executive officer signing a general release of all claims against the company. The amount of the severance payment payable in connection with a change in control termination will be reduced by any amount paid to the executive officer for employment following the change in control, but not below an amount equal to one time his base salary. In addition, under the terms of these agreements, if we experience a change in control, all outstanding stock options then held by the executive officer under our 1998 Stock Option Plan will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the executive officer remains in the employ or service of our company or any subsidiary. For purposes of these agreements, a “change in control” includes:

•       the sale, lease, exchange or other transfer of substantially all of our assets to a person or entity that is not controlled by us;

•       a person becomes the beneficial owner of certain thresholds of our common stock (which such thresholds are more fully explained in the agreements);

•       certain merger or business combination transactions;

•       certain changes in the composition of our Board of Directors;

•       the approval by our shareholders of a plan providing for the liquidation or dissolution of our company; or

•       a change that we would be required to report on a filing with the Securities and Exchange Commission.

Other Change in Control Arrangements

In addition to the change in control provisions in our Executive Severance Agreements described above, if we experience a change in control, stock options granted under our 1992 Stock Option Plan and 1998 Stock Option Plan that are then outstanding will become immediately exercisable in full and will remain exercisable for the remainder of their terms regardless of whether or not the plan participants remain employed by us or one of our subsidiaries, unless otherwise provided in an optionee’s stock option agreement. In addition, in the event of a change in control, the Compensation Committee may determine that some or all participants holding outstanding options will receive cash in an amount equal to the excess of the fair market value immediately prior to the effective date of a change in control over the exercise price per share of the options. The term “change in control” under our stock option plans is identical to the change in control definition in the Executive Severance Agreements described above.

APPROVAL OF THE MOCON, INC. 2006 STOCK INCENTIVE PLAN

PROPOSAL TWO

Introduction

On April 4, 2006, our Board of Directors, upon recommendation of the Compensation Committee, adopted the MOCON, Inc. 2006 Stock Incentive Plan, subject to shareholder approval at the Annual Meeting. We refer to the MOCON, Inc. 2006 Stock Incentive Plan as the “2006 plan” in this proxy statement. If approved by our shareholders, the 2006 plan will replace the MOCON, Inc. 1998 Stock Option Plan, which will be terminated with respect to future grants upon the effectiveness of the 2006 plan.

The 2006 plan allows us to award eligible recipients:

•       options to purchase shares of our common stock that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (“incentive options”);

•       options to purchase shares of our common stock that do not qualify as incentive options (“non-statutory options”);

•       rights to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares (“stock appreciation rights”);

•       shares of our common stock that are subject to certain forfeiture and transferability restrictions (“restricted stock awards”);

•       rights to receive the fair market value of one or more shares of our common stock, payable in cash, shares of our common stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives (“stock unit awards”);

•       rights to receive an amount of cash, a number of shares of our common stock, or a combination of both, contingent upon achievement of specified objectives during a specified period (“performance awards”); and

•       rights to receive an award of shares of our common stock (“stock bonuses”).

In the following discussion, we refer to both incentive options and non-statutory options as “options,” and to options, stock appreciation rights, restricted stock awards, stock unit awards, performance awards and stock bonuses as “incentive awards.”

Summary of the 2006 Plan

The major features of the 2006 plan are summarized below. The summary is qualified in its entirety by reference to the full text of the 2006 plan, a copy of which may be obtained from us. A copy of the 2006 plan has also been filed electronically with the Securities and Exchange Commission as an appendix to this proxy statement, and is available through the SEC’s website at http://www.sec.gov.

Purpose. The purpose of the 2006 plan is to advance the interests of our company and its shareholders by enabling us to attract and retain qualified individuals through opportunities for equity participation in our company, and to reward those individuals who contribute to the achievement of our economic objectives.

Eligibility. All employees (including officers and directors who are also employees), non-employee directors, consultants, advisors and independent contractors of MOCON, Inc. or any subsidiary, will be eligible to receive incentive awards under the 2006 plan. As of March 15, 2006, there were approximately 112 persons who would be eligible to receive awards under the 2006 plan. Although not necessarily indicative of future grants under the 2006 plan, approximately 88% of the 112 eligible recipients have been granted stock options under our 1998 stock option plan.

Shares Available for Issuance. The maximum number of shares of our common stock reserved for issuance under the 2006 plan is 550,000. The number of shares available for issuance under the 2006 plan is subject to increase to the extent that we issue shares or incentive awards under the 2006 plan in connection with certain merger and acquisition transactions, or assume any plan in a merger or acquisition transaction. However, any available shares in an assumed plan may only be utilized to the extent permitted under the rules and regulations of the Nasdaq National Market.

Shares of our common stock that are issued under the 2006 plan or that are potentially issuable pursuant to outstanding incentive awards reduce the number of shares remaining available. All shares so subtracted from the amount available under the 2006 plan with respect to an incentive award that lapses, expires, is forfeited or for any reason is terminated, unexercised or unvested and any shares of our common stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of our common stock will automatically again become available for issuance under the 2006 plan. However, any shares not issued due to the exercise of an option by a “net exercise” or the tender or attestation as to ownership of previously acquired shares (as described below), as well as shares covered by a stock appreciation right, to the extent exercised, will not again become available for issuance under the 2006 plan.

Grant Limits. Under the terms of the 2006 plan:

•       no participant may be granted options or stock appreciation rights relating to more than 200,000 shares of our common stock in the aggregate during any calendar year;

•       no participant may be granted restricted stock awards, stock unit awards, performance awards or stock bonuses relating to more than 200,000 shares of our common stock in the aggregate during any calendar year; and

•       no more than 500,000 shares of our common stock may be issued pursuant to the exercise of incentive stock options; and

•       no more than 300,000 shares of our common stock may be issued or issuable in connection with restricted stock grants, stock unit awards, performance awards and stock bonuses;

provided, however, that the individual award limits set forth above will be 250,000 shares and 250,000 shares, respectively, as to a participant who, during the calendar year, is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a consultant by us or who receives a promotion that results in an increase in responsibilities or duties. All of the share limitations in the 2006 plan may be adjusted to reflect changes in our corporate structure or shares, as described below. In addition, the limits on individual equity awards and on the number of shares that may be issued as incentive stock options or other incentive awards will not apply to certain incentive awards granted upon our assumption or substitution of like awards in any merger or acquisition.

Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in our corporate structure or shares, we may adjust:

•       the number and kind of securities available for issuance under the 2006 plan; and

•       in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration. The 2006 plan will be administered by our Board of Directors or by a committee of our Board. Any such committee will consist of at least two members of our Board, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act, and who are “independent” as required by the listing standards of the Nasdaq Stock Market. We expect the Compensation Committee of our Board of Directors to administer the 2006 plan. Our Board of Directors or the committee administering the 2006 plan is referred to as the “committee.”  The committee may delegate its duties, power and authority under the 2006 plan to any of our officers to the extent consistent with applicable Minnesota corporate law, except with respect to participants subject to Section 16 of the Securities Exchange Act of 1934.

The committee has the authority to determine all provisions of incentive awards consistent with terms of the 2006 plan, including, the eligible recipients who will be granted one or more incentive awards under the 2006 plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject. However, incentive awards, other than options or stock appreciation rights, that vest based only on the passage of time must be payable over a period of at least three years, incentive awards that are based on a performance measure will have a performance measurement period of not less than one year, all incentive awards to non-employee directors must be granted pursuant to bona fide formulas or policies established by the committee covering compensation of directors in respect to their particular type of service, and the committee shall not discriminate among individual non-employee directors in granting or establishing terms of incentive awards (except to the extent the formulas or policies may be modified from time to time). In addition, the committee has the authority to pay the economic value of any incentive award in the form of cash, our common stock or any combination of both, and may amend or modify the terms of outstanding incentive awards (except for any prohibited “re-pricing” of options, discussed below) so long as the amended or modified terms are permitted under the 2006 plan and any adversely affected participant has consented to the amendment or modification.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin off) or any other similar change in corporate structure or shares; any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; any uninsured catastrophic losses or extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or in management’s discussion and analysis of financial performance appearing in our annual report to shareholders for the applicable year; or any other similar change, in each case with respect to our company or any other entity whose performance is relevant to the grant or vesting of an incentive award, the committee (or, if our company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected participant, amend or modify the vesting criteria of any outstanding incentive award that is based in whole or in part on the financial performance of our company (or any subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of our company or such other entity will be substantially the same (in the sole discretion of the committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the 2006 plan as then in effect.

The committee may, in its sole discretion, amend the terms of the 2006 plan or incentive awards with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary in order to comply with local legal requirements, to otherwise protect our or subsidiary’s interests, or to meet objectives of the 2006 plan, and may, where appropriate, establish one or more sub-plans for the purposes of qualifying for preferred tax treatment under foreign tax laws. This authority does not, however, permit the committee to take any action:

•       to reserve shares or grant incentive awards in excess of the limitations provided in the 2006 plan;

•       to effect any re-pricing of options, as discussed below;

•       to grant options or stock appreciation rights having an exercise price less than 100% of the “fair market value” (as defined below) of one share of our common stock on the date of grant; or

•       for which shareholder approval would then be required pursuant to Section 422 of the Code or the rules of the Nasdaq Stock Market or other applicable market or exchange.

Except in connection with certain specified changes in our corporate structure or shares, the committee may not, without prior approval of our shareholders, seek to effect any re-pricing of any previously granted, “underwater” option or stock appreciation right by:

•       amending or modifying the terms of the underwater option or stock appreciation right to lower the exercise price;

•       canceling the underwater option or stock appreciation right and granting replacement options or stock appreciation rights having a lower exercise price, or other incentive awards in exchange; or

•       repurchasing the underwater options and stock appreciation rights and granting new incentive awards under the 2006 plan.

For purposes of the 2006 plan, an option or stock appreciation right is deemed to be “underwater” at any time when the fair market value of the our common stock is less than the exercise price.

Options. The exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant (or 110% of the fair market value of one share of our common stock on the date of grant of an incentive stock option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary). However, in the event options are granted as a result of our assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. At any time while our common stock is listed on the Nasdaq National Market, “fair market value” under the 2006 plan means the mean between the reported high and low sale price of a share at the end of the regular trading session as reported by the Nasdaq National Market as of the date in question (or, if no shares were traded on such date, the next preceding day on which there was such a trade). As of March 24, 2006, the mean between the reported high and low sale price of a share of our common stock on the Nasdaq National Market was $8.96.

The total purchase price of the shares to be purchased upon exercise of an option will be paid entirely in cash; provided, however, that the committee may allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to us), by tender or attestation as to ownership of shares of our common stock that are acceptable to the committee, by a “net exercise” of the option (as further described below) or by a combination of such methods. In the case of a “net exercise” of an option, we will not require a payment of the exercise price of the option from the participant but will reduce the number of shares of our common stock issued upon the exercise by the largest number of whole shares having a fair market value that does not exceed the aggregate exercise price for the shares exercised. Any shares of our common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

Options may be exercised in whole or in installments, as determined by the committee, and the committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our company) satisfy certain specified objectives. An option may not become exercisable, nor remain exercisable after seven years from its date of grant (five years from its date of grant in the case of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of our company or any parent or subsidiary).

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares. Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the 2006 plan, as may be determined by the committee. The committee will have the sole discretion to determine the form in which payment of the economic value of stock appreciation rights will be made to a participant (i.e., cash, our common stock or any combination thereof) or to consent to or disapprove the election by a participant of the form of such payment.

The exercise price of a stock appreciation right will be determined by the committee, in its discretion, at the date of grant but may not be less than 100% of the fair market value of one share of our common stock on the date of grant, except as provided below in connection with certain “tandem” grants (as further defined below). However, in the event that stock appreciation rights are granted as a result of our assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. A stock appreciation right will become exercisable at such time and in such installments as may be determined by the committee in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after seven years from its date of grant.

Stock appreciation rights may be granted alone or in addition to other incentive awards, or in tandem with an option, either at the time of grant of the option or at any time thereafter during the term of the option. A stock appreciation right granted in tandem with an option shall cover the same number of shares of our common stock as covered by the option (or such lesser number as the committee may determine), shall be exercisable at such time or times and only to the extent that the related option is exercisable, have the same term as the option and will have an exercise price equal to the exercise price for the option. Upon the exercise of a stock appreciation right granted in tandem with an option, the option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an option having a related stock appreciation right, the stock appreciation right will be canceled automatically to the extent of the number of shares covered by the option exercise.

Restricted Stock Awards.   A restricted stock award is an award of our common stock that vests at such times and in such installments as may be determined by the committee and, until it vests, is subject to restrictions on transferability and the possibility of forfeiture. The committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of our company) satisfy specified objectives. To enforce the restrictions, the committee may place a legend on the stock certificates referring to such restrictions and may take other steps to enforce the restrictions.

Unless the committee determines otherwise, any dividends (including regular quarterly cash dividends) or distributions paid with respect to shares of our common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate. Additionally, unless the 2006 plan provides otherwise, a participant will have all voting, liquidation and other rights with respect to shares of our common stock issued to the participant as a restricted stock award upon the participant becoming the holder of record of such shares as if the participant were a holder of record of shares of our unrestricted common stock.

Stock Unit Awards.   A stock unit award is a right to receive the fair market value of one or more shares of our common stock, payable in cash, shares of our common stock, or a combination of both, the payment, issuance, retention and /or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives. Stock unit awards will be subject to such terms and conditions, if any, consistent with the other provisions of the 2006 plan, as may be determined by the committee; provided, however, that in all cases payment of stock unit award will be made within two and one-half months following the end of the tax year during which receipt of the stock unit award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Internal Revenue Code (as discussed below), except upon certain conditions.

Performance Award.   A participant may be granted one or more performance awards under the 2006 plan, and such performance awards will be subject to such terms and conditions, if any, consistent with the other provisions of the 2006 plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the performance award will be made within two and one-half months following the end of the tax year during which receipt of the performance award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except upon certain conditions.

Stock Bonuses.   A participant may be granted one or more stock bonuses under the 2006 plan, and such stock bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the 2006 plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the stock bonus will be made within two and one-half months following the end of the tax year during which receipt of the stock bonus is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except upon certain conditions.

Change in Control.   In the event a “change in control” of our company occurs, then, if approved by the committee in its sole discretion either at the time of the grant of the incentive award or at any time after such grant, all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and any conditions to the payment of stock unit awards and performance awards will lapse. The committee may condition acceleration on subsequent events, including the failure of any successor to assume the incentive awards, or the participant’s involuntary termination, other than for “cause” (as defined in the 2006 plan), or voluntary termination for “good reason” (also as defined in the 2006 plan), within a specified period of time following a change in control.

In addition, the committee in its sole discretion may determine that some or all participants holding outstanding options will receive cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated), and that some or all participants holding performance awards will receive, with respect to some or all of the shares subject to the performance awards, cash in an amount equal the fair market value of such shares immediately prior to the effective date of such change in control.

For purposes of the 2006 plan a “change in control” of our company occurs upon:

•       the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

•       the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

•       a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (A) more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the incumbent directors (as defined below), or (B) 50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the incumbent directors);

•       any person becomes after the effective date of the 2006 plan the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of (A) 20% or more, but not 50% or more, of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the incumbent directors, or (B) 50% or more of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the incumbent directors);

•       the incumbent directors cease for any reason to constitute at least a majority of our Board; or

•       any other change in control of our company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Securities Exchange Act, whether or not we are then subject to such reporting requirements.

For purposes of the 2006 plan, “incumbent directors” are any individuals who are members of our Board on the effective date of the 2006 plan and any individual who subsequently becomes a member of our Board whose election, or nomination for election by our shareholders, was approved by a vote of at least a majority of the incumbent directors (either by specific vote or by approval of our proxy statement in which such individual is named as a nominee for director without objection to such nomination).

Effect of Termination of Employment or Other Services.   If a participant ceases to be employed by, or perform other services for, us, all incentive awards held by the participant will be treated as set forth below unless provided otherwise in the agreement evidencing the incentive award or modified by the committee in its discretion as set forth below. Upon termination due to death, disability or retirement, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of 12 months thereafter (but in no event after the expiration date of any such option or stock appreciation rights), all unvested restricted stock awards, all outstanding stock unit awards, performance awards and stock bonuses then held by the participant will be terminated and forfeited. Upon termination for a reason, other than death, disability or retirement, which is not also for “cause” (as defined in the 2006 plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such option or stock appreciation right). Also, upon such termination all options and stock appreciation rights that are not exercisable; all unvested restricted stock awards; and all outstanding stock unit awards, performance awards and stock bonuses then held by the participant will be terminated and forfeited.

If a participant is determined by the committee, acting in its sole discretion, to have committed any action which would constitute cause, regardless of whether such action or the committee’s determination occurs before or after the termination of the participant’s employment with the Company or any subsidiary, all rights of the participant under the 2006 plan and any award agreements evidencing an incentive award then held by the participant shall terminate and be forfeited without notice of any kind. Additionally, as applicable, we may defer exercise, vesting, or payment of any incentive award for a period of up to 45 days in order for the committee to make a determination as to the existence of cause.

The committee may at any time (including on or after the date of grant or following termination), in connection with a participant’s termination, cause options or stock appreciation rights held by the participant to terminate, become or continue to become exercisable and/or remain exercisable, and restricted stock awards, stock unit awards, performance awards or stock bonuses then held by the participant to terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be. In no case, however, will any incentive award remain exercisable or continue to vest for more than two years beyond the date such incentive award would have terminated if not for the committee’s action, or beyond its expiration date, whichever first occurs, nor will any such action adversely affect any outstanding incentive award without the consent of the participant.

Dividend Rights.   Except as discussed above in connection with restricted stock awards, no adjustment will be made in the amount of cash payable or in the number of shares of our common stock issuable under incentive awards denominated in or based on the value of shares of our common stock as a result of cash dividends or distributions paid to shareholders generally at any time prior to the issuance of shares under incentive awards.

Term; Termination; Amendments.   Unless terminated earlier, the 2006 plan will terminate at midnight on the day before the 10th anniversary of its approval by our shareholders. Incentive awards outstanding at the time the 2006 plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms. Our Board may suspend or terminate the 2006 plan or any portion of the plan at any time. In addition to the committee’s authority to amend the 2006 plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, our Board may amend the 2006 plan from time to time in order that incentive awards under the 2006 plan will conform to any change in applicable laws or regulations or in any other respect that our Board may deem to be in our best interests; provided, however, that no amendments to the 2006 plan will be effective without shareholder approval, if it is required under Section 422 of the Internal Revenue Code or the rules of the Nasdaq Stock Market, or if the amendment seeks to increase the number of shares reserved for issuance under the 2006 plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the 2006 plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in our capitalization or a “change in control” of our company.

Transferability.   In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered. However, a participant is entitled to designate a beneficiary to receive an incentive award on such participant’s death, and in the event of such participant’s death, payment of any amounts due under the 2006 plan, will be made to, and exercise of any options or stock appreciation rights may be made by, such beneficiary. Additionally, upon a participant’s request, the committee may permit a participant to transfer all or a portion of a non-statutory stock option, other than for value, to certain of the participant’s family members or related family trusts, foundations or partnerships. Permitted transferees of non-statutory stock options will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Federal Income Tax Consequences

The following description of federal income tax consequences is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include foreign, state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to directors, executive officers or greater than 10% shareholders of our company or to any individual participant who receives an incentive award under the 2006 plan.

Incentive Options.   In general, an eligible employee will not recognize federal taxable income upon the grant or the exercise of an incentive stock option, and we will not be entitled to an income tax deduction upon the grant or the exercise of an incentive stock option. For purposes of the alternative minimum tax, however, the eligible employee will be required to treat an amount equal to the difference between the fair market value of the common stock on the date of exercise over the exercise price as an item of adjustment in computing the eligible employee’s alternative minimum taxable income. If the eligible employee does not dispose of the common stock received pursuant to the exercise of the incentive stock option within two years after the date of the grant of the incentive stock option or within one year after the date of exercise of the incentive stock options, a subsequent disposition of the common stock generally will result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and the exercise price of the option. We will not be entitled to any income tax deduction as a result of such disposition.

If the eligible employee disposes of the common stock acquired upon exercise of the incentive stock option within two years after the date of the grant of the incentive stock option or within one year after the date of exercise of the incentive stock options, then in the year of such disposition, the eligible employee generally will recognize ordinary income, and we will be entitled to an income tax deduction (provided we satisfy applicable federal income tax reporting requirements), in an amount equal to the lesser of: (a) the excess of the fair market value of the common stock on the date of exercise over the exercise price, or (b) the amount realized upon disposition over the exercise price. Any gain in excess of such amount recognized by the eligible employee as ordinary income will be taxed to the eligible employee as short-term or long-term capital gain (depending on the period of time the eligible employee held the common stock).

Non-Statutory Options.   An eligible employee, non-employee director or consultant will not recognize any federal taxable income upon the grant of a non-incentive stock option, and we will not be entitled to an income tax deduction at the time of such grant. Upon the exercise of a non-incentive stock option, the eligible employee, non-employee director or consultant generally will recognize ordinary income and we will be entitled to take an income tax deduction (provided we satisfy applicable federal income tax reporting requirements) in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the common stock by the eligible employee, non-employee director or consultant, he or she will recognize short-term or long-term capital gain or loss (depending on the period of time the eligible employee held the common stock).

Stock Appreciation Rights.   An eligible employee, non-employee director or consultant will recognize ordinary income for federal income tax purposes upon the exercise of a stock appreciation right under the 2006 plan for cash, common stock or a combination of cash and common stock, and the amount of income that the eligible employee, non-employee director or consultant will recognize will depend on the amount of cash, if any, and the fair market value of the common stock, if any, that he or she receives as a result of such exercise. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the eligible employee, non-employee director or consultant in the same taxable year in which the eligible employee, non-employee director or consultant recognizes such income (provided we satisfy applicable federal income tax reporting requirements).

Restricted Stock Awards.   An eligible employee, non-employee director or consultant is not subject to any federal income tax when a restricted stock award is made, nor are we entitled to an income tax deduction at such time, unless the restrictions on the common stock do not present a “substantial risk of forfeiture” or the stock is “transferable,” each within the meaning of Section 83 of the Internal Revenue Code. Common stock that is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Internal Revenue Code is transferable within the meaning of that section if the transferee would not be subject to such risk of forfeiture after such transfer. In the year that the restricted stock award is either no longer subject to a substantial risk of forfeiture or is transferable, the eligible employee, non-employee director or consultant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of common stock transferred to the eligible employee, non-employee director or consultant, generally determined on the date the restricted stock award is no longer subject to a substantial risk of forfeiture, or is transferable, whichever comes first, over the amount, if any, paid for such shares.

Stock Unit Awards, Performance Awards and Stock Bonuses.   Neither the participant nor our company incurs any federal income tax consequences as a result of the grant of a stock unit award, performance award or stock bonus. Upon payment of a stock unit award, performance award, or stock bonus in cash, the participant will include the amount paid as ordinary income in the year the payment was received; if payment is made in stock, the participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received. In each case, we will receive a corresponding tax deduction, (provided that the award is not otherwise subject to the limitations of Section 162(m) of the Internal Revenue Code), when the amount is included by the participant as ordinary income, or reported as taxable income of the participant by us, pursuant to applicable information reporting requirements. At the time of a subsequent sale or disposition of any shares of our common stock issued in connection with a stock unit award, performance award or stock bonus, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the shares were received.

Excise Tax on Parachute Payments.   Parachute payments are payments to employees or independent contractors who are also officers, stockholders or highly compensated individuals that are contingent upon a change in ownership or control. In certain circumstances the grant, vesting, acceleration or exercise of options or other incentive awards could be treated as contingent on a change in ownership or control for purposes of determining the amount of a parachute payment. In general, the amount of a parachute payment would be the cash or the fair market value of the property received (or to be received) less the amount paid for such property. All or a portion of that parachute payment may be considered an excess parachute payment. If an individual were found to have received an excess parachute payment, he or she would be subject to a special 20% excise tax on the amount of the excess parachute payments, and we would not be allowed to claim any deduction with respect to such payments.

Section 409A.   The foregoing discussion of tax consequences of incentive awards assumes that the incentive award discussed is either not subject to Section 409A of the Internal Revenue Code, or has been structured to comply with its requirements. Section 409A, as added by the American Jobs Creation Act of 2004, provides tax rules for deferred compensation that is deferred or becomes vested after December 31, 2004. In the event an incentive award is a “deferred compensation arrangement” subject to Section 409A and it fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally have immediately taxable income on the amount “deferred,” would be required to pay an additional 20% income tax, and must pay interest on the tax that would have been paid but for the deferral.

Incentive Awards Under the 2006 Plan

As of the date of this proxy statement, the committee has not approved any awards under the 2006 plan, and neither the number nor types of any other future 2006 plan awards to be received by or allocated to particular participants or groups of participants is presently determinable. As noted above, however, the 2006 plan does place certain per-participant limits on incentive awards granted in any calendar year.

Board Recommendation

Our Board of Directors recommends that shareholders vote FOR the proposal to approve the 2006 plan. Unless a contrary choice is specified on the proxy card, proxies solicited by our Board of Directors will be voted FOR approval of the 2006 plan. Incentive awards will not be granted under the 2006 plan if the 2006 plan is not approved by our shareholders.

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL THREE

Appointment of Independent Registered Public Accounting Firm

The Audit Committee of our Board has again selected KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2006. Although it is not required to do so, our Board wishes to submit the selection of KPMG LLP for shareholder approval at the Annual Meeting. Even if the selection is ratified by our shareholders, the Audit Committee may in its discretion change the appointment at any time during the year, if it determines that such a change would be in the best interests of MOCON and its shareholders.

A representative of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

If the shareholders do not approve the selection of KPMG LLP, our Board will reconsider its selection.

Audit, Audit-Related, Tax and Other Fees

The following table presents the aggregate fees billed for professional services rendered by KPMG LLP for the fiscal years ended December 31, 2004 and 2005.

	Aggregate Amount Billed
Services Rendered	2004	2005
Audit Fees(1)	$135,000	$128,000
Audit-Related Fees	0	0
Tax Fees(2)	50,000	43,500
All Other Fees	0	0

(1)          These fees consisted of the annual audit of our consolidated financial statements for the applicable year, and the reviews of our consolidated financial statements included in our Form 10-Qs for the first, second and third quarters of the applicable year.

(2)          These fees related to corporate tax preparation and advisory services. The Audit Committee has considered whether the provision of these services is compatible with maintaining KPMG LLP’s independence and has determined that it is.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted procedures pursuant to which all audit, audit-related and tax services, and all permissible non-audit services provided by KPMG LLP to MOCON and its subsidiaries, are pre-approved by our Audit Committee. All services rendered by KPMG LLP to MOCON and our subsidiaries during 2005 were permissible under applicable laws and regulations, and all such services provided by KPMG LLP to MOCON, other than de minimis non-audit services allowed under applicable law, were approved in advance by the Audit Committee in accordance with the rules adopted by the Securities and Exchange Commission in order to implement requirements of the Sarbanes-Oxley Act of 2002.

Board Recommendation

Our Board recommends a vote FOR ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006. In absence of other instructions, proxies will be voted FOR the approval of the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of our directors and executive officers, and each person who owns more than 10% of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and of our other equity securities. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based on review of the copies of such reports furnished to us during the year ended December 31, 2005, and based on representations by our directors and executive officers, all of our directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filings requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement for the 2006 Annual Meeting of Shareholders or 2005 annual report to shareholders may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy of either document to any shareholder upon written or oral request to MOCON, Inc., Attention:  Chief Financial Officer, 7500 Boone Avenue North, Minneapolis, Minnesota 55428, telephone: (763) 493-6370. Any shareholder who wants to receive separate copies of our proxy statement or annual report to shareholders in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker, or other nominee record holder, or the shareholder may contact MOCON at the above address and phone number.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Shareholder Proposals

Proposals of shareholders intended to be presented in the proxy materials relating to our 2007 annual meeting of shareholders must be received by us at our principal executive offices on or before December 12, 2006, unless the date of the meeting has been changed by more than 30 calendar days, and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission. A shareholder who wishes to make a proposal at our 2007 annual meeting of shareholders without including the proposal in our proxy statement must notify us by February 25, 2007, unless the date of the meeting has been changed by more than 30 calendar days. If a shareholder fails to provide notice by this date, then the persons named as proxies in the proxies that we solicit for the next annual meeting will have discretionary authority to vote on the proposal.

Director Nominations

The Nominating Committee will consider recommendations for the nomination of directors submitted by MOCON shareholders. Any shareholder of MOCON seeking to recommend a nominee for director for the Nominating Committee’s consideration must submit a letter addressed to the Nominating Committee, c/o Corporate Secretary, MOCON, Inc., 7500 Boone Avenue North, Minneapolis, Minnesota 55428, clearly identified as “Director Nominee Recommendation.”  Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. All recommendation letters must contain the following information concerning the recommending shareholder:

•       The name and address, including telephone number, of the recommending shareholder;

•       The number of MOCON shares owned by the recommending shareholder and the time period for which such shares have been held; and

•       If the recommending shareholder is not a shareholder of record, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the shareholder and a statement from the recommending shareholder of the length of time that the shares have been held. (Alternatively, the shareholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the Securities and Exchange Commission reflecting the holdings of the shareholder, together with a statement of the length of time that the shares have been held).

All recommendation letters must contain the information required by Items 401, 403 and 404 of SEC Regulation S-K concerning the proposed nominee. The nominating recommendation must describe all relationships between the proposed nominee and the recommending shareholder and any agreements or understandings between the recommending shareholder and the nominee regarding the nomination. The nominating recommendation must describe all relationships between the proposed nominee and any of MOCON’s competitors, customers, suppliers, or other persons with special interests regarding MOCON.

The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Nominating Committee, if the Nominating Committee chooses to do so in its discretion (and the recommending shareholder must furnish the proposed nominee’s contact information for this purpose), and, if nominated and elected, to serve as a director of MOCON.

To assure time for meaningful consideration and evaluation of the nominees by the Nominating Committee, shareholders seeking to recommend a nominee for director must submit their recommendation letter, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of shareholders. In the event that the date of the annual meeting of shareholders for the current year is more than 30 days following the first anniversary date of the annual meeting of shareholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of MOCON’s proxy statement for the annual meeting of shareholders for the current year. The Nominating Committee will consider only those shareholder recommendations whose submissions comply with these procedural requirements.

The Nominating Committee will evaluate candidates recommended by shareholders in the same manner as those recommended as stated above, except that the Nominating Committee may consider, as one of the factors in its evaluation of shareholder recommended nominees, the size and duration of the interest of the recommending shareholder or shareholder group in the equity of MOCON.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate with the Board of Directors of MOCON, Inc. or any one or more particular directors by sending correspondence, addressed to MOCON’s Corporate Secretary, MOCON, Inc., 7500 Boone Avenue North, Minneapolis, MN 55428 with an instruction to forward the communication to our Board of Directors or any one or more particular directors. Our Corporate Secretary will promptly forward all such shareholder communications to our Board of Director or any one or more particular directors, with the exception of any advertisements, solicitations for periodical or other subscriptions and other similar communications.

OTHER MATTERS

Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting except those described in this proxy statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

COPIES OF 2005 ANNUAL REPORT

WE HAVE SENT TO EACH OF OUR SHAREHOLDERS A COPY OF OUR ANNUAL REPORT TO SHAREHOLDERS, INCLUDING OUR ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005. WE WILL FURNISH A COPY OF ANY EXHIBIT TO OUR FORM 10-K UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH EXHIBITS UPON THE PAYMENT OF OUR REASONABLE EXPENSES IN FURNISHING THE EXHIBITS. SUCH REQUEST SHOULD BE SENT TO: 7500 BOONE AVENUE NORTH, MINNEAPOLIS, MINNESOTA 55428; ATTN:  SHAREHOLDER INFORMATION.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares of common stock by marking, signing, dating and promptly returning the enclosed proxy card in the envelope provided. No postage is required for mailing in the United States.

BY ORDER OF THE BOARD OF DIRECTORS

Darrell B. Lee
Vice President, Chief Financial Officer, Treasurer and Secretary

April 11, 2006
Minneapolis, Minnesota

Appendix A

MOCON, INC.

2006 STOCK INCENTIVE PLAN

1.                                       Purpose of Plan.

The purpose of the MOCON, Inc. 2006 Stock Incentive Plan (the “Plan”) is to advance the interests of MOCON, Inc. (the ”Company”) and its shareholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the achievement of the Company’s economic objectives.

2.                                       Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1                                 “Board” means the Board of Directors of the Company.

2.2                                 “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

2.3                                 “Cause” means “cause” as defined in any employment or other agreement or policy applicable to the Participant, or if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (iv) any material breach of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary.

2.4                                 “Change in Control” means an event described in Section 14.1 of the Plan; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by a Change in Control, the term Change in Control will mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as such term is defined in Section 409A of the Code and the regulations and rulings issued thereunder.

2.5                                 “Code” means the Internal Revenue Code of 1986, as amended (including, when the context requires, all regulations, interpretations and rulings issued thereunder).

2.6                                 “Committee” means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

2.7                                 “Common Stock” means the common stock of the Company, par value $0.10 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

2.8                                 “Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by an Eligible Recipient’s Disability, such term will mean that the Eligible Recipient is disabled as defined by Section 409A of the Code and the regulations and rulings issued thereunder.

2.9                                 “Eligible Recipients” means all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary, and any non-employee directors, consultants, advisors and independent contractors of the Company or any Subsidiary.

2.10                           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.11                           “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the mean between the reported high and low sale prices of the Common Stock at the end of the regular trading session, as reported on the Nasdaq National Market System or on any national exchange (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national exchange or on the Nasdaq National Market System, the closing sale price as of such date at the end of the regular trading session, as reported by the Nasdaq SmallCap Market, OTC Bulletin Board, the Bulletin Board Exchange (BBX) or the Pink Sheets LLC, or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith, and consistent with the definition of “fair market value” under Section 409A of the Code.

2.12                           “Good Reason,” unless otherwise defined in an agreement evidencing an Incentive Award, means the occurrence of any of the following in connection with a Change in Control: (i) a substantial diminution in the Participant’s authority, duties or responsibilities as in effect prior to the Change in Control, (ii) a reduction by the Company in the Participant’s base salary, or an adverse change in the form or timing of the payment thereof, as in effect immediately prior to the Change in Control or as thereafter increased, or (iii) the Company’s requiring the Participant to be based at any office or location that is more than fifty (50) miles further from the office or location thereof immediately preceding the Change in Control; provided, however, Good Reason shall not include any of the circumstances or events described above unless (A) the Participant has first provided written notice of such circumstance or event to the Company or its successor and the Company or such successor has not corrected such circumstance or event within thirty (30) days thereafter; and (B) the Participant has not otherwise consented to the occurrence in writing.

2.13                           “Incentive Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit Award, Performance Award or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

2.14                           “Incentive Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.15                           “Non-Statutory Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

2.16                           “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.17                           “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.18                           “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 10 of the Plan to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon achievement of specified objectives during a specified period.

2.19                           “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise or vesting of such Incentive Award.

2.20                           “Restricted Stock Award” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that are subject to restrictions on transferability and/or a risk of forfeiture.

2.21                           “Retirement” means termination of employment or service at age 55 or older and completion of at least ten years of continuous service.

2.22                           “Securities Act” means the Securities Act of 1933, as amended.

2.23                           “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and a specified exercise price of such shares.

2.24                           “Stock Bonus” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 11 of the Plan.

2.25                           “Stock Unit Award” means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive the Fair Market Value of one or more shares of Common Stock, payable in cash, shares of Common Stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives.

2.26                           “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

2.27                           “Tax Date” means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

3.                                       Plan Administration.

3.1                                 The Committee. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and who are “independent” as required by the listing standards of the Nasdaq Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded). Such a committee, if established, will act by majority approval of the members (but may also take action by the written consent of a majority of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, “Committee” will refer to the Board or to such a committee, if established. To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

3.2                                 Authority of the Committee.

(a)                                  In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following:  (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject; provided, however, that notwithstanding any other provision of the Plan: (A) any Incentive Award other than an Option or Stock Appreciation Right will not vest or become payable over a period of less than three (3) years from the date of grant, if vesting or payment is based solely upon the passage of time, and will have a performance measurement period of not less than one (1) year, if vesting or payment is based upon satisfaction of specified objectives; and (B) all Incentive Awards granted to non-employee directors shall be granted pursuant to bona fide formulas or policies established by the Committee from time to time for the compensation of such directors, as a group, in respect of service as a non-employee director, a member of a committee of the Board or chair of the Board or a committee of the Board, and the Committee shall not discriminate among individual non-employee directors in granting or establishing the terms of Incentive Awards (except to the extent such formulas or policies may be modified from time to time). In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

(b)                                 Subject to Section 3.2(d) of the Plan, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

(c)                                  In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other similar change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; (iv) any uninsured catastrophic losses or extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to shareholders for the applicable year; or (v) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

(d)                                 Notwithstanding any other provision of this Plan other than Section 4.3, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by:  (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; (B) Restricted Stock Awards; or (C) Stock Unit Awards, Performance Awards or Stock Bonuses in exchange; or (iii) repurchasing the underwater Options or Stock Appreciation Rights and granting new Incentive Awards under this Plan. For purposes of this Section 3.2(d), Options and Stock Appreciation Rights will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or Stock Appreciation Right.

(e)                                  In addition to the authority of the Committee under Section 3.2(b) of the Plan and notwithstanding any other provision of the Plan, the Committee may, in its sole discretion, amend the terms of the Plan or Incentive Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests, or to meet objectives of the Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee shall have no authority, however, to take action pursuant to this Section 3.2(e): (i) to reserve shares or grant Incentive Awards in excess of the limitations provided in Section 4.1 of the Plan; (ii) to effect any re-pricing in violation of Section 3.2(d) of the Plan; (iii) to grant Options or Stock Appreciation Rights having an exercise price in violation of Section 6.2 or 7.2 of the Plan, as the case may be; or (iv) for which shareholder approval would then be required pursuant to Section 422 of the Code or the rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded).

4.                                       Shares Available for Issuance.

4.1                                 Maximum Number of Shares Available; Certain Restrictions on Awards. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be the sum of:

(a)                                  550,000;

(b)                                 the number of shares issued or Incentive Awards granted under the Plan in connection with the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of the Company and/or any Subsidiary(ies) acquiring, merging or consolidating with another entity; and

(c)                                  the number of shares that are unallocated and available for grant under a stock plan assumed by the Company or any Subsidiary(ies) in connection with the merger, consolidation, or acquisition of another entity by the Company and/or any of its Subsidiaries, based on the applicable exchange ratio and other transaction terms, but only to the extent that such shares may be utilized by the Company or its Subsidiaries following the transaction pursuant to the rules and regulations of the Nasdaq Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded).

Notwithstanding any other provisions of the Plan to the contrary, (i) no Participant in the Plan may be granted Options and Stock Appreciation Rights relating to more than 200,000 shares of Common Stock in the aggregate during any calendar year; (ii) no Participant in the Plan may be granted Restricted Stock Awards, Stock Unit Awards, Performance Awards and Stock Bonuses relating to more than 200,000 shares of Common Stock in the aggregate during any calendar year; (iii) no more than 500,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iv) no more than 300,000 shares of Common Stock may be issued or issuable under the Plan in connection with the grant of Incentive Awards, other than Options or Stock Appreciation Rights; provided, however, that the limits in clauses (i) and (ii), above, will be 250,000 shares and 250,000 shares, respectively, as to a Participant who, during the calendar year, is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties. All of the foregoing share limits are subject, in each case, to adjustment as provided in Section 4.3 of the Plan. The limits in clauses (i), (ii) and (iii) will not apply, however, to the extent Incentive Awards are granted as a result of the Company’s assumption or substitution of like awards issued by any acquired, merged or consolidated entity pursuant to the applicable transaction terms, nor will any Incentive Stock Options issued in any such assumption or substitution pursuant to applicable provisions of the Code count towards the limit in clause (iii).

4.2                                 Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are potentially issuable pursuant to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. All shares so subtracted from the amount available under the Plan with respect to an Incentive Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan; provided, however, that (i) any shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6.4(b) of the Plan or the tender or attestation as to ownership of Previously Acquired Shares pursuant to Section 6.4(a) of the Plan will not again become available for issuance under the Plan; and (ii) shares covered by a Stock Appreciation Right, to the extent exercised, will not again become available for issuance under the Plan.

4.3                                 Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards, and (b) the exercise price of outstanding Options and Stock Appreciation Rights.

5.                                       Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.                                       Options.

6.1                                 Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

6.2                                 Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant (or 110% of the Fair Market Value of one share of Common Stock on the date of grant of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, to the extent that Options are granted under the Plan as a result of the Company’s assumption or substitution of options issued by any acquired, merged or consolidated entity, the exercise price for such Options shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

6.3                                 Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (i) the achievement of one or more specified objectives; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that no Option may be exercisable after seven (7) years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10%

of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4                                 Payment of Exercise Price.

(a)                                  The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, or attestation as to ownership, of Previously Acquired Shares that are acceptable to the Committee; (iii) by a “net exercise” of the Option (as further described in paragraph (b), below);  or  (iv) by a combination of such methods.

(b)                                 In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 13.1 of the Plan.

(c)                                  Previously Acquired Shares tendered or covered by an attestation as payment of an Option exercise price will be valued at their Fair Market Value on the exercise date.

6.5                                 Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Minneapolis, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

7.                                       Stock Appreciation Rights.

7.1                                 Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee will have the sole discretion to determine the form in which payment of the economic value of Stock Appreciation Rights will be made to a Participant (i.e., cash, shares of Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment.

7.2                                 Exercise Price. The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant, except as provided in Section 7.4 of the Plan. Notwithstanding the foregoing, to the extent that Stock Appreciation Rights are granted under the Plan as a result of the Company’s assumption or substitution of stock appreciation rights issued by any acquired, merged or consolidated entity, the exercise price for such Stock Appreciation Rights shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

7.3                                 Exercisability and Duration. A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after seven (7) years from its date of grant. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of the Plan.

7.4                                 Grants in Tandem with Options. Stock Appreciation Rights may be granted alone or in addition to other Incentive Awards, or in tandem with an Option, either at the time of grant of the Option or at any time thereafter during the term of the Option. A Stock Appreciation Right granted in tandem with an Option shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number as the Committee may determine), shall be exercisable at such time or times and only to the extent that the related Option is exercisable, have the same term as the Option and shall have an exercise price equal to the exercise price for the Option. Upon the exercise of a Stock Appreciation Right granted in tandem with an Option, the Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an Option having a related Stock Appreciation Right, the Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise.

8.                                       Restricted Stock Awards.

8.1                                 Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more specified objectives; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

8.2                                 Rights as a Shareholder; Transferability. Except as provided in Sections 8.1, 8.3, 8.4 and 15.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

8.3                                 Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.

8.4                                 Enforcement of Restrictions. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.

9.                                       Stock Unit Awards.

An Eligible Recipient may be granted one or more Stock Unit Awards under the Plan, and such Stock Unit Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the payment, issuance, retention and/or vesting of such Stock Unit Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more specified objectives; and/or that (ii) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period; provided, however, that in all cases payment of a Stock Unit Award will be made within two and one-half months following the end of the Eligible Recipient’s tax year during which receipt of the Stock Unit Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, unless otherwise determined by the Committee pursuant to Section 3.2(f) of the Plan.

10.                                 Performance Awards.

An Eligible Recipient may be granted one or more Performance Awards under the Plan, and such Performance Awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the Performance Award will be made within two and one-half months following the end of the Eligible Recipient’s tax year during which receipt of the Performance Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, unless otherwise determined by the Committee pursuant to Section 3.2(f) of the Plan.

11.                                 Stock Bonuses.

An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the Stock Bonus will be made within two and one-half months following the end of the Eligible Recipient’s tax year during which receipt of the Stock Bonus is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, unless otherwise determined by the Committee pursuant to Section 3.2(f) of the Plan.

12.                                 Effect of Termination of Employment or Other Service. The following provisions shall apply upon termination of a Participant’s employment or other service with the Company and all Subsidiaries, except to the extent that the Committee provides otherwise in an agreement evidencing an Incentive Award at the time of grant or determines pursuant to Section 12.3 of the Plan.

12.1                           Termination Due to Death, Disability or Retirement. In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

(a)                                  All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of twelve months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate.

(b)                                 All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)                                  All outstanding but unpaid Stock Unit Awards, Performance Awards and Stock Bonuses then held by the Participant will be terminated and forfeited.

12.2                           Termination for Reasons Other than Death, Disability or Retirement. Subject to Section 12.4 of the Plan, in the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary):

(a)                                  All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

(b)                                 All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)                                  All outstanding but unpaid Stock Unit Awards, Performance Awards and Stock Bonuses then held by the Participant will be terminated and forfeited.

12.3                           Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 12, upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), except as provided in clause (ii), below, cause Options or Stock Appreciation Rights (or any part thereof) then held by such Participant to terminate, become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards, Stock Unit Awards, Performance Awards or Stock Bonuses then held by such Participant to terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (i) no Incentive Award may remain exercisable or continue to vest for more than two years beyond the date such Incentive Award would have terminated if not for the provisions of this Section 12.3 but in no event beyond its expiration date; and (ii) any such action adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 14 of the Plan).

12.4                           Effects of Actions Constituting Cause. Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.3 of the Plan, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment with the Company or any Subsidiary, all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of any Option, the vesting of any Restricted Stock Award or the payment of any Stock Unit Award, Performance Award or Stock Bonus for a period of up to forty-five (45) days in order for the Committee to make any determination as to the existence of Cause.

12.5                           Determination of Termination of Employment or Other Service.

(a)                                  The change in a Participant’s status from that of an employee of the Company or any Subsidiary to that of a non-employee consultant, director or advisor of the Company or any Subsidiary will, for purposes of the Plan, be deemed to result in a termination of such Participant’s employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.

(b)                                 The change in a Participant’s status from that of a non-employee consultant, director or advisor of the Company or any Subsidiary to that of an employee of the Company or any Subsidiary will not, for purposes of the Plan, be deemed to result in a termination of such Participant’s service as a non-employee consultant, director or advisor with the Company and its Subsidiaries, and such Participant will thereafter be deemed to be an employee of the Company or its Subsidiaries until such Participant’s employment is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a), above).

(c)                                  Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by a termination of a Participant’s employment or other service, such termination must also constitute a “separation from service” within the meaning of Section 409A of the Code.

12.6                           Breach of Employment, Service, Confidentiality, Non-Compete or Non-Solicitation Agreements. Notwithstanding anything in the Plan to the contrary and in addition to the rights of the Committee under Section 12.4 of the Plan, in the event that a Participant materially breaches the terms of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary (including an employment, service, confidentiality, non-compete or non-solicitation agreement made in connection with the grant of an Incentive Award), whether such breach occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may require the Participant to surrender shares of Common Stock received, and to disgorge any profits (however defined by the Committee), made or realized by the Participant in connection with any Incentive Awards or any shares issued upon the exercise or vesting of any Incentive Awards.

13.                                 Payment of Withholding Taxes.

13.1                           General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option; (b) withhold cash paid or payable or shares of Common Stock from the shares issued or otherwise issuable to the Participant in connection with an Incentive Award; or (c) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award. Shares of

Common Stock issued or otherwise issuable to the Participant in connection with an Incentive Award that gives rise to the tax withholding obligation that are withheld for purposes of satisfying the Participant’s withholding or employment-related tax obligation will be valued at their Fair Market Value on the Tax Date.

13.2                           Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 13.1 of the Plan by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

14.                                 Change in Control.

14.1                           A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(a)                                  the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

(b)                                 the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c)                                  any person becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20% or more, but not 50% or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors, or (B) 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

(d)                                 a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (A) more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors (as defined below), or (B) 50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

(e)                                  the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

(f)                                    any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

For purposes of this Section 14, “Incumbent Directors” of the Company will mean any individuals who are members of the Board on the Effective Date and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

14.2                           Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award: (a) all Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable in accordance with their terms; (b) all Restricted Stock Awards will become immediately fully vested and non-forfeitable; and (c) any conditions to the payment of Stock Unit Awards, Performance Awards and Stock Bonuses will lapse. The Committee may make any such acceleration subject to further conditions, including, but not limited to, conditions relating to (i) the failure of any successor to assume the Incentive Awards in connection with a Change in Control, or (ii) the Participant’s involuntary termination, other than for Cause, or voluntary termination for Good Reason, in each case within a specified period of time following a Change in Control.

14.3                           Cash Payment. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant affected thereby, may determine that: (i) some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options (or, in the event that there is no excess, that such Options will be terminated); and (ii) some or all Participants holding Performance Awards will receive, with respect to some or all of the shares of Common Stock subject to such Performance Awards, as of the effective date of any such Change in Control of the Company, cash in an amount equal the Fair Market Value of such shares immediately prior to the effective date of such Change in Control.

14.4                           Limitation on Change in Control Payments. Notwithstanding anything in Section 14.2 or 14.3 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 14.2 of the Plan or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 14.3 of the Plan (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 14.2 or 14.3 of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, that such reduction shall be made only if the aggregate amount of the payments after such reduction exceeds the difference between (A) the amount of such payments absent such reduction minus (B) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that “payments” under such agreement or otherwise will be reduced, that the Participant will have the discretion to determine which “payments” will be reduced, that such “payments” will not be reduced or that such “payments” will be “grossed up” for tax purposes), then this Section 14.4 will not apply, and any “payments” to a Participant pursuant to Section 14.2 or 14.3 of the Plan will be treated as “payments” arising under such separate agreement.

15.                                 Rights of Eligible Recipients and Participants; Transferability.

15.1                           Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.2                           Rights as a Shareholder; Dividends. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a shareholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan or otherwise provided by the Committee, no adjustment will be made in the amount of cash payable or in the number of shares of Common Stock issuable under Incentive Awards denominated in or based on the value of shares of Common Stock as a result of cash dividends or distributions paid to holders of Common Stock prior to the payment of, or issuance of shares of Common Stock under, such Incentive Awards.

15.3                           Restrictions on Transfer.

(a)                                  Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting or issuance (in the case of Restricted Stock Awards and Performance Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b)                                 A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c)                                  Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

15.4                           Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

16.                                 Securities Law and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

17.                                 Compliance with Section 409A.

It is intended that the Plan and all Incentive Awards hereunder be administered in a manner that will comply with the requirements of Section 409A of the Code, including any exceptions to such requirements. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code (including any transition or grandfather rules relating thereto). Notwithstanding anything in this Section 17 to the contrary, with respect to any Incentive Award subject to Section 409A of the Code, no amendment to or payment under such Incentive Award will be made unless permitted under Section 409A and the regulations or rulings issued thereunder.

18.                                 Plan Amendment, Modification and Termination.

The Board may suspend or terminate the Plan or any portion thereof at any time. In addition to the authority of the Committee to amend the Plan under Section 3.2(e) of the Plan, the Board may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company’s shareholders if: (i) shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded); or (ii) such amendment seeks to increase the number of shares authorized for issuance hereunder (other than by virtue of an adjustment under Section 4.3 of the Plan) or to modify Section 3.2(d) of the Plan. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 14 of the Plan.

19.                                 Effective Date and Duration of the Plan.

The Plan will be effective as of May 18, 2006, or such later date on which the Plan is initially approved by the Company’s shareholders (the “Effective Date”). The Plan will terminate at midnight on the day before the tenth (10th) anniversary of the Effective Date, and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of the Plan. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, earned or become free of restrictions, according to their terms.

20.                                 Miscellaneous.

20.1                           Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

20.2                           Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

20.3                           Construction. Wherever possible, each provision of the Plan and any agreement evidencing an Incentive Award granted under the Plan will be interpreted so that it is valid under the applicable law. If any provision of the Plan or any agreement evidencing an Incentive Award granted under the Plan is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of the Plan and the Incentive Award agreement also will continue to be valid, and the entire Plan and Incentive Award agreement will continue to be valid in other jurisdictions.

MOCON, INC. 7500 Boone Avenue North Minneapolis, Minnesota 55428	Proxy

This Proxy is solicited by the Board of Directors

The undersigned hereby appoints Robert L. Demorest and Darrell B. Lee and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of MOCON, Inc. held of record by the undersigned on March 20, 2006, at the Annual Meeting of Shareholders to be held on Thursday, May 18, 2006, or any adjournment of the meeting.

☒ Please mark your votes as in this example.

1.	Election of Directors:	☐	FOR all nominees listed below (except as marked to the contrary below)	☐ Vote WITHHELD for all nominees listed below

	Robert L. Demorest	Dean B. Chenoweth	J. Leonard Frame	Robert F. Gallagher
	Daniel W. Mayer	Ronald A. Meyer	Richard A. Proulx	Tom C. Thomas

(INSTRUCTIONS:  To withhold authority to vote for any individual nominee, strike a line through the nominee’s name.)

2.	Approve the MOCON, Inc. 2006 Stock Incentive Plan.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	Ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

 (Please Sign on Reverse Side)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all nominees named in Proposal 1 above, FOR Proposals 2 and 3 above and, in the proxies’ discretion, upon such other matters as may properly come before the meeting. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:	, 2006

Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.